UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 20, 2008

OLIN CORPORATION
(Exact name of registrant as specified in its charter)

Virginia	1-1070	13-1872319
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

190 Carondelet Plaza, Suite 1530 Clayton, MO (Address of principal executive offices)	63105-3443 (Zip Code)

(314) 480-1400 (Registrant’s telephone number, including area code)

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR  230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.        Regulation FD Disclosure.

In accordance with General Instruction B.2. of Form 8-K, the following information shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended. Olin disclaims any intention or obligation to update or revise this information.

Attached as Exhibit 99.1 and incorporated herein by reference is a copy of the Company’s press release dated March 20, 2008, announcing that it has lifted a previously imposed system-wide force majeure for caustic soda.  The Company announced that it has been able to remedy certain key issues that caused the force majeure declaration on February 21.  The Company said that previous unplanned production interruptions and upcoming planned outages for maintenance are expected to continue to limit the Company’s production capacity until further notice and during that time, the Company is expected to operate under an order control program to fulfill customer needs for caustic soda.

Olin declared the force majeure last month after experiencing several circumstances including significant, unexpected operational interruptions in the Company’s caustic soda production capabilities, including plant shutdowns due to weather related, technical and equipment issues at several of the Company’s production facilities.  The Company will strive to return to a normal supply situation as soon as production and market conditions allow.

CAUTIONARY STATEMENT ABOUT FORWARD-LOOKING STATEMENTS:

This report includes forward-looking statements. These statements relate to analyses and other information based on management’s beliefs, certain assumptions made by management, forecasts of future results and current expectations, estimates and projections about our operations and the markets and economy in which we and our various segments operate. The statements contained in this report that are not statements of historical fact may include forward-looking statements that involve a number of risks and uncertainties, including future demand for chlorine and caustic soda, and the timing of the resolution of various issues with our facilities.

We have used the words “anticipate,” “expect,” and variations of such words and similar expressions in this report to identify such forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions, which are difficult to predict and many of which are beyond our control. We undertake no obligation to update publicly any forward-looking statements, whether as a result of future events, new information or otherwise.

You should consider these forward-looking statements in light of risk factors discussed above and those in our annual report on Form 10-K for the year ended December 31, 2007, and subsequent periodic filings made with the Securities and Exchange Commission.  In addition, other risks and uncertainties not presently known to us or that we consider immaterial could affect the accuracy of our forward-looking statements.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press Release dated March 20, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OLIN CORPORATION

By:      /s/ George H. Pain
Name: George H. Pain
Title:   Vice President, General Counsel and Secretary

Date:  March 20, 2008

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated March 20, 2008.